John Hancock Funds III

Supplement dated July 14, 2011

to the Prospectus dated July 1, 2011

John Hancock U.S. Core Fund

The first paragraph on page 2 of the prospectus of the John Hancock U.S. Core Fund is restated as follows:

The fund’s Board has approved a reorganization with the John Hancock U.S. Equity Fund (formerly, John Hancock U.S. Multi Sector Fund), subject to shareholder approval at a meeting scheduled for October 26, 2011.  Until the reorganization is completed, the John Hancock U.S. Core Fund will continue sales and redemptions of its shares as described in its prospectus.  However, holders of shares purchased after August 12, 2011, the record date for shareholders entitled to notice of and to vote at the meeting, will not be able to vote those shares at the meeting.